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                                                                   Exhibit 10.12

                                CO-SALE AGREEMENT

     This Co-Sale Agreement (the "Agreement") is entered into as of May 17, 2002, by and between TLL Partners, L.L.C., a Delaware limited liability company ("TLL Partners"), and GM Holdings, LLC, a Tennessee limited liability company ("Holdings"). Holdings and, except as otherwise expressly provided herein, its successors and assigns, are sometimes referred to herein individually as an "Investor" and collectively as the "Investors".

                                    RECITALS

     WHEREAS, TLL Partners, Holdings and Teletouch Communications, Inc. (the "Company") propose to enter into a Restructuring Agreement dated as of the date hereof (the "Restructuring Agreement"); and

     WHEREAS, prior to the execution and delivery of this Agreement by any party hereto, TLL Partners has purchased: (a) from CIVC Partners I, a Delaware partnership, 295,649 shares of Common Stock and (b) from Continental Illinois Venture Corporation, a Delaware corporation, warrants to purchase 2,660,840 shares of Common Stock ; and

     WHEREAS, as of the date hereof, each party "beneficially owns" (as such term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) and each Stockholder is entitled to dispose of (or to direct the disposition of) and to vote (or to direct the voting of) (a) the number of shares of common stock, par value $0.001 per share of the Company (the "Common Stock") and (b) the number of shares of Common Stock that may be issued upon exercise of any options, warrants and other rights of any kind that are then exercisable, and all shares of Common Stock that may be issued upon conversion or exchange of any convertible securities which are by their terms then convertible into or exchangeable for Common Stock, including without limitation, warrants to purchase common stock and preferred stock, in each case set forth opposite the party's name on Annex A hereto, as such shares may be adjusted by stock dividend, stock split, recapitalization, combination, merger, consolidation, reorganization or other change in the capital structure of the Company affecting the Common Stock (such shares of Common Stock, together with any other shares of Common Stock the voting power over which is acquired by TLL Partners or the Investors during the period from and including the date hereof through and including the date on which this Agreement is terminated in accordance with its terms, together with the underlying securities which are convertible into such shares of Common Stock, are collectively referred to herein as the "Subject Shares"); and
               --------------

     WHEREAS, as a condition to the willingness of Holdings to enter into the Restructuring Agreement, and as an inducement and in consideration therefor, Holdings has required that TLL Partners agree, and TLL Partners has agreed, to enter into this Agreement.

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     NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1.   Rights of Co-Sale.
     -----------------

1.1 Investors' Rights. Each time TLL Partners (the "Transferring Investor")
    -----------------
    proposes to sell, transfer or otherwise dispose of Subject Shares other than to any wholly owned subsidiary or parent of, or to any corporation that is, within the meaning of the Securities Act of 1933, as amended (the "Act"), controlling, controlled by or under common control with, such Transferring Investor, in the case of a limited liability company, to its members, or gift transfers to its family members or one or more trusts (each, a "Permitted Transferee") for the benefit of the foregoing (in each case a "Transfer"), each Investor (referred to herein individually as an "Other Investor" and collectively as the "Other Investors") shall have a right of co-sale with respect to the sale of Subject Shares owned by such Other Investor in accordance with the provisions of this Section 1. Notwithstanding anything contained herein to the contrary, the parties hereto expressly agree that provisions of this Agreement shall continue and be binding against TLL Partners and any Permitted Transferee holding Subject Shares.

1.2 Notice of Proposed Transfer. Before the Transferring Investor may Transfer
    ---------------------------
    its Subject Shares, the Transferring Investor shall provide notice (a "Transferring Investor Notice") to the Other Investor stating: (a) its bona fide intention to Transfer such Subject Shares: (b) the number of Subject Shares proposed to be transferred (the "Offered Stock"); (c) the name of each proposed transferee; and (d) the cash price or other consideration (including the cash equivalent value of any non-cash consideration) per share for which the Transferring Investor proposes to transfer the Offered Stock (the "Offered Price").

1.3 Right of Co-Sale.
    ----------------

(a) Exercise of Right of Co-Sale. The Other Investors shall have the right to
    ----------------------------
    participate in the Transferring Investor's transfer of the Offered Stock to the proposed transferee pursuant to the specified terms and conditions of the Transfer as set forth in the Transferring Investor Notice and in accordance with the terms and conditions of the Transfer as set forth in this Section 1.3 (the "Right of Co-Sale"). For purposes of the preceding sentence, the participation of the Other Investor shall be on the same terms as the Transferring Investor. To the extent an Other Investor exercises his, her or its Right of Co-Sale, the number of shares of Offered Stock that the Transferring Investor may transfer pursuant to the Transferring Investor Notice shall be correspondingly reduced. Each Other Investor shall be responsible for its pro rata share of the reasonable fees and expenses of the Transferring Investor relating to the negotiation of the transaction. The Right of Co-Sale of the Other Investors shall be subject to the following terms and conditions:

(i) Each Other Investor may transfer all or any part of such Other Investor's Subject Shares that is not in excess of the number obtained by multiplying the aggregate number of shares of Subject Shares constituting the Offered Stock by a fraction (A) the numerator of which is the

                                        2

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     number of shares of such Other Investor's Subject Shares, and (B) the denominator of which is the total number of Subject Shares then owned by the Transferring Investor, the Other Investors and investors, if any, who are parties to any other similar co-sale agreement with the Transferring Investor which is in existence at the time of the Transfer.

(ii) By written notice received by TLL Partners within fifteen (15) calendar days of the mailing of the Transferring Investor Notice by the Transferring Investor to the Other Investors, each Other Investor may effect its election to participate in the transfer subject to this Section 1.3. Such written notice shall contain the Other Investor's election to participate in the Transfer of the Offered Stock setting forth the number and type of shares that the Other Investor elects to include in the Transfer, accompanied by one or more certificates or other documentation, properly endorsed for transfer, representing those shares (if the Other Investor so elects, then such Other Investor shall be referred to in this Agreement as a "Participant").

(b)  Delivery of Stock Certificates and Proceeds. Upon the closing of the
     -------------------------------------------
     Transfer subject to this Section 1.3, the stock certificate(s) or other documentation representing the Subject Shares to be transferred shall be transferred and delivered to the investor or transferee pursuant to the terms and conditions specified in the Transferring Investor Notice, and there shall be promptly thereafter remitted to the Participant that portion of the proceeds from the Transfer to which it is entitled by reason of participating in the Transfer.

1.4  Offering Investor's Right to Transfer. The Transferring Investor may
     -------------------------------------
     transfer that portion of the Offered Stock permitted to be transferred by the Transferring Investor, after application of the Right of Co-Sale contained in Section 1.3 hereof, to any person named as an investor or other transferee in the Transferring Investor Notice, at the Offered Price, provided that the transfer: (a) is consummated within ninety (90) days after the date of the Transferring Investor Notice; and (b) is in accordance with all the terms of this Agreement. If the Offered Stock is transferred in accordance with the terms and conditions of this Agreement, then the transferee(s) of the Offered Stock shall thereafter hold the Offered Stock free of this Agreement and the Right of Co-Sale set forth herein. If the Offered Stock is not so transferred during such ninety (90) day period, then the Transferring Investor shall not transfer any of the Offered Stock without complying again in full with the provisions of this Agreement.

1.5  Effect of Prohibited Transfer. In the event TLL Partners should sell any
     -----------------------------
     Subject Shares in contravention of the co-sale rights of the Investors under this Agreement (TLL Partners in such capacity a "Violating Investor"; such a transaction a "Prohibited Transfer"), the Investors, in addition to all other remedies available at law, in equity or hereunder, shall have the put option provided below, and the Violating Investor shall be bound by the applicable provisions of that option. Any attempt by a Violating Investor to transfer Subject Shares in violation of Section 1 hereof shall be void.

1.6  Put Option. Notwithstanding Section 1.5 hereof, in the event of a
     ----------
     Prohibited Transfer, the other Investor shall have the right to sell to the Violating Investor the type and number of shares of Subject Shares equal to the number of shares such Investor would have been entitled to sell to the Violating Investor or transferee under Section 1.3 hereof had the

    Prohibited Transfer been effected pursuant to and in compliance with the terms hereof. This sale shall be made on the following terms and conditions:

(a) The price per share at which the Subject Shares are to be sold to the Violating Investor shall be equal to the price per share (on an as-converted basis) paid by the transferee to the Violating Investor in the Prohibited Transfer. The Violating Investor shall also reimburse the Investors for any and all fees and expenses, including legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Investors' rights under Section 1.

(b) Within ninety (90) days after the later of the dates on which the Investors:
    (i) receive notice of the Prohibited Transfer; or (ii) otherwise become aware of the Prohibited Transfer, the Investors, if exercising the option created hereby, shall deliver to the Violating Investor the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.

(c) The Violating Investor shall, upon receipt of the certificate or certificates for the shares to be sold by the Investors pursuant to this
    Section 1.6, pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in Section 1.6(a), in cash or by other means acceptable to the other Investor.

2.     Exceptions, Termination.
       -----------------------

2.1 Exceptions. Notwithstanding anything in this Agreement to the contrary, the
    ----------
    Right of Co-Sale set forth in this Agreement shall not apply to any Transfer or series of Transfers of Subject Shares by TLL Partners: (a) pursuant to a reorganization or merger of the Company with or into any other corporation or entity, or a sale of all or substantially all of the assets of the Company, in which the Investors and TLL Partners in the aggregate own immediately after such transaction less than 5% of the voting equity securities of the surviving entity; or (b) pursuant to the winding up and dissolution of the Company.

2.2 Termination of Rights. The Right of Co-Sale set forth herein shall terminate
    ---------------------
    the date on which this Agreement is terminated by a written agreement to such effect executed by TLL Partners and the Investors.

3.     Restrictive Legend and Stop-Transfer Orders.
       -------------------------------------------

3.1 Legend. TLL Partners shall cause the legend set forth below, or a legend
    ------
    substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of its Subject Shares:

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN A AGREEMENT ENTERED INTO BY THE ORIGINAL HOLDER OF THESE SHARES, AND OTHER PERSONS, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. SUCH

          RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES
          UNDER SOME CIRCUMSTANCES.

3.2 Stop Transfer Instructions. TLL Partners agrees, to ensure compliance with
    --------------------------
    the restrictions referred to herein, that the Company may issue appropriate "stop transfer" certificates or instructions with respect to the Subject Shares and that, the Company may make appropriate notations to the same effect in its records.

4.     Miscellaneous Provisions.
       ------------------------

4.1 Notices. All notices, requests, demands and other communications which are
    -------
    required to be or may be given under this Agreement to any party by any of the other parties shall be in writing and shall be deemed to have been duly given when: (a) delivered in person; (b) the day following dispatch by a nationally recognized overnight courier service (such as Federal Express or UPS, etc.) for next day delivery; (c) five (5) days after dispatch by certified or registered first class mail, postage prepaid, return receipt requested, to the party to whom the same is so given or made; or (d) in the case of notice sent by telecopy, on the date of dispatch, provided that the report generated by the sender's telecopy machine shows that all pages of such notice or other communication were properly transmitted to each recipient's telecopy number. Any notice or other communication given hereunder shall be addressed to TLL Partners, at its principal offices as set forth below or to the Investors at their addresses indicated on the signature page hereto; or to such other address as the parties hereto may designate by delivering notice thereof to such the other parties in accordance herewith.

4.2 Severability. If one or more of the provisions of this Agreement should, for
    ------------
    any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and such invalid, illegal or unenforceable provision shall be enforced to the extent permissible.

4.3 Amendment. Any amendment, modification or waiver of this Agreement shall be
    ---------
    effective only with the written consent of TLL Partners and Investors holding more than seventy five percent (75%) of the then outstanding Subject Shares of all Investors (calculated on a fully diluted basis as if such Subject Shares had been converted into Common Stock); provided, however, that any person may waive, reduce or release (in whole or in part) any of its rights hereunder without the consent of any other parties hereto. Any waiver by a party of its rights hereunder shall be effective only if evidenced by a written instrument executed by a duly authorized representative of such party.

4.4 Governing Law. This Agreement shall be governed by and construed in
    -------------
    accordance with the internal laws (and not the laws pertaining to choice of conflict of laws) of the State of Delaware.

4.5 Expenses. If any action at law or in equity is necessary to enforce or
    --------
    interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

4.6 Counterparts. This Agreement may be executed in any number of counterparts,
    ------------
    each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

4.7 Facsimile Signatures. Any signature page delivered by a fax machine or
    --------------------
    telecopy machine shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto. Any party who delivers such a signature page agrees to later deliver an original counterpart to any party which requests it.

4.8 Binding Effect; Assignment. This Agreement shall be binding upon the parties
    --------------------------
    hereto and their respective successors and assigns. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any person other than the parties to this Agreement, and their respective successors and assigns. The parties hereto recognize that Holdings intends to transfer to its members its Subject Shares or the right to receive such Subject Shares and it is expressly acknowledged that, from and after such transfer, such members shall be "Investors" under this Agreement. Upon any assignment as contemplated in this paragraph, the assignor shall provide written notice of such assignment to TLL Partners.

                            [Signature pages follow.]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                           TLL PARTNERS, L.L.C.


                                           By:  /s/ Robert M. McMurrey
                                              --------------------------------
                                              Name:  Robert M. McMurrey
                                              Title: President


                                           GM HOLDINGS, LLC

                                           By:  /s/ John C. Maggart
                                              --------------------------------
                                              Name:  John C. Maggart
                                              Title: Manager

                                     ANNEX A
                       LIST OF STOCKHOLDERS AND OWNERSHIP

                                OF SUBJECT SHARES

                              (as of May 17, 2002)

----------------------------------------------------------------------------------------------
Stockholders         Address                   Common       Series A    Series B    Series B
                                                Stock       Preferred   Preferred   Warrants
----------------------------------------------------------------------------------------------
TLL             TLL Partners, L.L.C.          2,956,509(1)    13,200      36,019     324,173
Partners,       110 North College
L.L.C.          Suite 200
                Tyler, Texas 75702
                Attn: Robert M. McMurrey
----------------------------------------------------------------------------------------------
GM              GM Holdings, LLC                405,276        1,800      49,375       -0-
Holdings,       c/o John C. Maggart
LLC             Aintree Capital
                201 Fourth Avenue North
                Nashville, Tennessee 37219
                Telecopier: 615-782-4111
----------------------------------------------------------------------------------------------

(1)  Includes warrants to purchase 2,660,860 shares of Common Stock.

                                      S-2